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                                                                    Exhibit 99.1
                                 FORM OF PROXY
                           WAUSAU PAPER MILLS COMPANY
            PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING
                          TO BE HELD DECEMBER 17, 1997

       The undersigned hereby appoint(s) San W. Orr, Jr., Daniel D. King and Steven A. Schmidt, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Wausau Paper Mills Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on December 17, 1997 and at any adjournment thereof. The proxies have the authority to vote such stock as directed on the reverse side hereof with respect to the proposals set forth in the Joint Proxy Statement/Prospectus with the same effect as though the undersigned were present in person and voting such shares. For participants in the Wausau Dividend Reinvestment and Stock Purchase Plan, the proxy also serves as voting instructions to the plan administrator of such plan to vote the shares of common stock beneficially owned by the participant in the plan. The undersigned hereby revokes all proxies heretofore given to vote at the Annual Meeting of Shareholders and any adjournment thereof.

     PLEASE INDICATE ON THE REVERSE SIDE OF THIS CARD HOW YOUR STOCK IS TO BE VOTED. UNLESS AUTHORITY IS WITHHELD OR UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR, "FOR" APPROVAL OF THE ISSUANCE OF SHARES, "FOR" AMENDMENT OF THE ARTICLES OF INCORPORATION, "FOR" APPROVAL OF THE STOCK OPTION PLAN, AND "FOR" THE APPOINTMENT OF INDEPENDENT AUDITORS AT THE ANNUAL MEETING OF SHAREHOLDERS AND AT ANY ADJOURNMENT THEREOF.


PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)
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                           WAUSAU PAPER MILLS COMPANY
        PLEASE MARK YOUR VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES, FOR THE ISSUANCE OF THE SHARES IN CONNECTION WITH THE MERGER WITH MOSINEE PAPER CORPORATION, FOR AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME, FOR THE APPROVAL OF THE STOCK OPTION PLAN, AND FOR THE APPROVAL OF INDEPENDENT AUDITORS.

                                                                        For All Except
                                                                          Nominee(s)
                                                  For       Withheld    written below
1. Election of Directors:                         / /          / /          / /
   SAN W. ORR, JR. and DAVID B. SMITH, JR.

   _______________________________________



2. Approval of issuance of shares in               For       Against      Abstain
   connection with the merger with                 / /         / /          / /
   Mosinee Paper Corporation.



3. Amendment of articles of incorporation          For       Against      Abstain
   to change the name of the Company to            / /          / /          / /
   "Wausau-Mosinee Paper Corporation."



4. Approval of 1991 Employee Stock Option          For       Against      Abstain
   Plan.                                            / /          / /          / /




5. Approval of appointment of                      For       Against      Abstain
   independent auditors.                            / /          / /          / /


           In their discretion, the
           proxies are authorized to
           vote upon such other business
           as may properly come before
           the Annual Meeting.

           Please sign exactly as name appears at left.

           Dated _____________________________, 1997

           __________________________________________
           Signature

           __________________________________________
           Signature if held jointly

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.